                             OPTION GRANT NOTICE(1)

     RenaissanceRe Holdings Ltd. (the "Company"), pursuant to its 2004 Stock
Option Incentive Plan (the "Plan"), hereby grants to Holder options (the
"Options") to purchase the number of shares of the Company's Stock set forth below. The Options are subject to all of the terms and conditions as set forth herein, as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Grant Notice, the Plan shall govern and control.

HOLDER:                         ___________________________

DATE OF GRANT:                  ___________________________

NUMBER OF SHARES OF STOCK
UNDERLYING THE OPTIONS:         ___________________________

EXERCISE PRICE PER SHARE:       $(2)________________________

EXPIRATION DATE:                10 Years From the Date of Grant

VESTING SCHEDULE:               Subject to Holder's continued employment with
                                the Company or its Affiliates, as applicable,
                                the Options shall vest and become exercisable on
                                the fifth (5th) anniversary of the Date of
                                Grant, subject to acceleration of vesting upon a
                                Change in Control, as provided in Section 9 of
                                the Plan, or otherwise at the discretion of the
                                Committee, as provided in Section 7(c) of the
                                Plan.

                                Notwithstanding the foregoing, prior to the
                                vesting of the Options (as set forth above),
                                some or all of such Options shall remain subject
                                to immediate forfeiture if, in the sole
                                discretion of the Committee, the Holder's
                                contributions to the Company have diminished
                                relative to expectations of such contributions
                                by the Committee on the Date of Grant, and the
                                Committee may require immediate forfeiture of
                                some or all of such Options as it determines
                                appropriate, in its sole discretion. Any
                                forfeiture of Options required by the Committee
                                shall be documented by the Committee and
                                supported by the facts and circumstances that
                                lead to the forfeiture of such Options.

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1    For executives other than James N. Stanard.

2    At least 150% of the FMV on the Date of Grant.

TERMINATION OF EMPLOYMENT:      If the Holder's employment with the Company or
                                an Affiliate, as applicable, is terminated for
                                any reason other than the Holder's death or
                                Disability or if such Participant shall die or
                                suffer a Disability within 30 days of the
                                Participant's involuntary termination of
                                employment other than for Cause (i) all Options
                                which have not vested as of the date of such
                                termination shall be immediately forfeited, and
                                (ii) the Holder shall have a period of up to 90
                                days within which to exercise any Options which
                                were vested as of the date of termination, and
                                shall lapse and be cancelled to the extent not
                                so exercised during such period.

                                If the Holder's employment with the Company or
                                an Affiliate, as applicable, is terminated by
                                reason of the Holder's death or Disability, (i)
                                all Options which have not vested as of the date
                                of such termination shall become immediately
                                vested, and (ii) the Holder (or the Holder's
                                estate) shall have up to one year after such
                                termination to exercise such Options.

                                Whether employment has been or could have been
                                terminated for the purposes of this Grant
                                Notice, and the reasons therefor, shall be
                                determined by the Committee, whose determination
                                shall be final, binding and conclusive.

ADDITIONAL TERMS:

                                o  Options shall be exercisable in whole shares
                                   of Stock only.

                                o  Each share of Stock purchased through the
                                   exercise of Options shall be paid for in full
                                   at the time of the exercise in immediately
                                   available funds in United States dollars, by
                                   certified or bank cashier's check, or, in the
                                   discretion of the Committee, or its designee,
                                   pursuant to any other method of payment of
                                   exercise price pursuant to Section 7(b) of
                                   the Plan, including, without limitation, by
                                   delivery of a notice of "net exercise" to the
                                   Company.

                                o  Upon exercise of Options, the Holder will be
                                   required to satisfy applicable withholding
                                   tax obligations as provided in the Plan.

                                o  This Grant Notice does not confer upon the
                                   Holder any right to continue as an employee.

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                                o  This Grant Notice shall be construed and
                                   interpreted in accordance with the laws of
                                   the Bermuda, without regard to the principles
                                   of conflicts of law thereof.

                  [Signatures to appear on the following page.]

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THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE AND THE PLAN,
AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS HEREUNDER, AGREES TO BE
BOUND BY THE TERMS THIS GRANT NOTICE AND THE PLAN.

RENAISSANCERE HOLDINGS LTD.                   HOLDER

By:
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             Signature                                    Signature

Title:                                        Date:
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Date:
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